Exihibit 10.12

FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of May   , 2014 by and among Quinpario Acquisition Corp., a Delaware corporation (the “Company”), and the Persons listed on the signature pages hereto as “Investors” and any Persons identified on the signature page of an joinder agreements executed and delivered pursuant to Section 9 and Section 10 hereof (each, including the Investors, a “Holder” and, collectively, the “Holders”).  Capitalized terms used but not otherwise defined herein are defined in Section 13 hereof.

R E C I T A L S:

WHEREAS, in connection with that certain Backstop and Subscription Agreement by and among the Company and the Investors, dated May     , 2014 (the “Subscription Agreement”), and the offerings contemplated thereby (the “PIPE Transactions”), the Company has agreed, upon the terms and subject to the conditions set forth in the Subscription Agreement, to issue and sell to certain Investors up to an aggregate of 45,000 shares of the Company’s 8.0% Series A Convertible Perpetual Preferred Stock (“Preferred Shares”) and to issue and sell to certain Investors up to an aggregate of 1,706,485 shares of the Company’s Common Stock (“Common Stock”);

WHEREAS, in accordance with the terms of the Subscription Agreement, the Company has agreed to provide the Holders with certain registration rights;

NOW, THEREFORE, in accordance with the terms of the Subscription Agreement, and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Holders hereby agree as follows:

Section 1.  Shelf Registration.

(a)  Filing.  The Company shall, as soon as commercially reasonable, but in any event not later than 30 days after the Closing Date (as defined below) (such date, the “Filing Deadline”), file a registration statement on any permitted form that qualifies, and is available for, the resale of Registrable Securities, with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (the “Shelf”).  The Company shall use its commercially reasonable efforts to cause such Shelf to become effective as promptly thereafter as practicable, but in any event not later than 90 days after the Filing Deadline if the Company receives comments to the Shelf from the Commission (“SEC Comments”) or 20 days after the Filing Deadline if the Company does not receive SEC Comments (such date, the “Effectiveness Deadline”).  Such Shelf shall include a plan of distribution as is reasonable and customary and in accordance with the terms of this Agreement (the “Plan of Distribution”), as may be amended in accordance with the terms of this Agreement.  The Company shall give written notice of the expected filing of the Shelf (the “Registration Notice”) at least fifteen Business Days prior to the filing thereof to each Holder and the Company shall include in the Shelf all Registrable Securities with respect to which the Company has received written requests for inclusion therein at least five Business Days prior to the date of filing indicated in the Registration Notice; provided, however, that, in order to be named as a selling securityholder in the Shelf, each Holder must furnish to the Company a duly completed questionnaire in the form attached to this Agreement as Exhibit A or in a form mutually acceptable to the parties, and any additional information as may be reasonably requested by the Company for the purpose of including such Holder’s Registrable Securities in the Shelf (the “Selling Holder Information”). The Company shall include, in the Shelf, Selling Holder Information received to the extent necessary and in a manner so that, upon effectiveness of the Shelf, any such Holder shall be named, to the extent required by the rules promulgated under the Securities Act by the Commission, as a selling securityholder and be permitted to deliver (or be deemed to deliver) a Prospectus relating to the Shelf to purchasers of the Registrable Securities in accordance with applicable law.  If the Company files an amended version of the Shelf, including any post-effective amendment to the Shelf (the “Shelf Amendment”), the Company shall give written notice of such Shelf Amendment (the “Shelf Amendment Notice”) at least ten Business Days prior to the filing thereof to each Holder and each Holder may be required, upon the Company’s request, to provide updated Selling Holder Information, in writing, in the form included with the Company’s Shelf Amendment Notice.  The Company shall include in such Shelf Amendment, such updated Selling Holder Information, including any Selling Holder Information that was not included in any previous filed version of the Shelf.  Notwithstanding the foregoing, the Company shall not include any Holder’s Selling Holder Information on a Shelf Amendment to the extent that such Holder, at the time of the Shelf Amendment Notice, does not or, at the time of the Shelf Amendment filing, will not hold Registrable Securities.  The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Shelf in accordance with the terms hereof for a period (such period, the “Shelf Term”) ending upon the earliest to occur of: (i) the date on which all Registrable Securities covered by the Shelf have been sold, (ii) the date on which no Holder hereunder holds Registrable Securities or (iii) one year from the closing date of the Acquisition (as defined in the Subscription Agreement) (the “Closing Date”).

(b)  Liquidated Damages.  If a Shelf covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline or the Company fails to have a Registration Statement declared effective under the Securities Act prior to the applicable Effectiveness Deadline, in each case for more than 30 consecutive calendar days (the “Grace Period”), the Company will, subject to the conditions set forth in this Section 1(b), make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Holder pursuant to the Subscription Agreement (or, in the case of a Holder that was not an original party to the Subscription Agreement, the purchase price of the Registrable Securities of such Holder that was originally paid pursuant to the Subscription Agreement) (the “Purchase Amount”) for each 30-day period (or pro rata for any portion thereof) following the applicable Grace Period. Such payments shall constitute the Holders’ exclusive monetary remedy for such events, but shall not affect the right of the Holders to seek injunctive relief.  Such payments shall be made to each Holder by check mailed to the address of the registered Holder of the Registrable Securities on the books and records of the Company as maintained by the Company’s transfer agent, no later than three Business Days after the end of each 30-day period.  Notwithstanding the forgoing, (i) the maximum aggregate liquidated damages payable to a Holder under this Agreement, including any interest, shall be 6.0% of the aggregate Purchase Amount paid by such Holder, (ii) no liquidated damages shall accrue after the Shelf Term, (iii) no liquidated damages shall accrue during any Material Event Period (as defined below) and (iv) no liquidated damages shall accrue after the date the Preferred Shares, the Underlying Common (as defined in the Subscription Agreement) and the Common Shares then held by such Holder, if any, are no longer Registrable Securities. For purposes of this Section 1(b), a “Material Event Period” shall mean any period prior to the effective date of the Shelf during which (x) the Company is pursuing and has not yet completed any announced or unannounced material transaction in respect of which the Company has entered into a binding or non-binding letter of intent to enter into definitive documentation and (y) such circumstance and/or the failure to disclose such circumstance would (A) impair the effectiveness of any Registration Statement or Prospectus or (B) result in such Registration Statement or Prospectus containing an untrue statement of a material fact or omitting any fact necessary to make the statements in the Registration Statement or Prospectus not misleading or (C)  otherwise result in such Registration or Prospectus or a resale thereunder failing to fully comply with all applicable law or regulation.

(c)  Restrictions on Use of the Registration Statement.  Upon written notice to the Holders of Registrable Securities, the Company shall be entitled to suspend, for a period of time (each, a “Suspension Period”), the use of any Registration Statement or Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference if the Company determines in its reasonable good faith judgment that the Registration Statement or any Prospectus may contain an untrue statement of a material fact or may omit any fact necessary to make the statements in the Registration Statement or Prospectus not misleading; provided, that (i) the duration of any one Suspension Period may not exceed 90 days, (ii) the duration of all Suspension Periods during the Shelf Term may not exceed 180 days and (iii) the Company shall use its reasonable good faith efforts to amend the Registration Statement and/or Prospectus to correct such untrue statement or omission as promptly as reasonably practicable, unless the Company, in its sole discretion, reasonably expects such amendment would have an adverse effect on the Company with respect to any proposal or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction or any negotiations, discussions or pending proposals with respect thereto.

(d)  Rule 415; Cutback.  If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a continuous basis under the provisions of Rule 415 under the Securities Act or requires any Holder to be named as an “underwriter,” the Company shall use its commercially reasonable efforts to persuade the Commission that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.”  No such written submission shall be made to the Commission to which the Holders’ counsel reasonably objects.  In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 1(d), the Commission refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. Any cut-back imposed on the Investors pursuant to this Section 1(d) shall be allocated among the Holders on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Holders otherwise agree.

Section 2.  Company Undertakings.

In connection with the Company’s registration obligations hereunder, the Company shall, as expeditiously as reasonably possible:

(a)  before filing a Registration Statement or Prospectus, any amendments or supplements thereto or any Issuer Free Writing Prospectus, at the Company’s expense, confidentially furnish to Counsel to the Holders, if any, copies of all such documents, other than documents that are incorporated by reference, proposed to be filed and such other documents reasonably requested by the Holders and provide a reasonable opportunity for review and comment on such documents by Counsel to the Holders;

(b)  notify each Holder of Registrable Securities of the effectiveness of the Registration Statement and prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the date on which all Registrable Securities have been sold pursuant to the Registration Statement or have otherwise ceased to be Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement; provided, however in no event shall the Company be obligated to maintain the effectiveness of the Registration Statement beyond the Shelf Term and further provided, that the Company’s obligations under this Section 2(b) shall not apply during any Suspension Period;

(c)  furnish to each selling Holder of Registrable Securities, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including any Prospectus (including any Prospectus filed under Rule 424 and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(d)  (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests, (ii) keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect, and (iii) use its commercially reasonable efforts to do any and all other customary acts and things which may be reasonably necessary or advisable for the Company to do to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller pursuant to the Plan of Distribution (provided, that for the avoidance of doubt, such Plan of Distribution shall permit all lawful means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, and purchases or sales by brokers; and provided, further, that nothing contained herein or in the Plan of Distribution shall require the Company to (w) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (x) subject itself to taxation in any such jurisdiction, (y) consent to general service of process in any such jurisdiction or (z) participate in or effect any underwritten offering on behalf of or for the Holders of Registrable Securities);

(e)  confidentially notify each Holder of such Registrable Securities (i) at any time when a Prospectus relating to the applicable Registration Statement is required to be delivered under the Securities Act, (A) promptly upon discovery that, or upon the happening of any event as a result of which, such Registration Statement, or the Prospectus or Free Writing Prospectus relating to such Registration Statement, or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits any fact necessary to make the statements in the Registration Statement or the Prospectus or Free Writing Prospectus relating thereto not misleading or otherwise requires the making of any changes in such Registration Statement, Prospectus, Free Writing Prospectus or document, and, at the request of any such seller and, other than during a Suspension Period, the Company shall undertake reasonable efforts to promptly prepare a supplement or amendment to such Prospectus or Free Writing Prospectus, furnish a reasonable number of copies of such supplement or amendment to each seller of such Registrable Securities and file such supplement or amendment with the Commission so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus as so amended or supplemented shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (B) promptly if the Company becomes aware of any request by the Commission or any federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or Free Writing Prospectus covering Registrable Securities or for additional information relating thereto, (C) promptly if the Company becomes aware of the issuance or threatened issuance by the Commission of any stop order or other order suspending or threatening to suspend the effectiveness or preventing the use of a Registration Statement covering the Registrable Securities or suspending the qualification of any Registrable Securities included in such Registration Statement (and, other than during a Suspension Period, use its commercially reasonable efforts to prevent the issuance of or obtain the lifting of any such stop order or obtain the withdrawal of any order suspending or preventing the use of any related Prospectus or Free Writing Prospectus or suspending qualification of any Registrable Securities included in the Registration Statement as soon as reasonably practicable) and (D) promptly upon the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Security for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (ii) when each such Registration Statement or any amendment thereto has been filed with the Commission and when each Registration Statement or the related Prospectus or Free Writing Prospectus or any Prospectus supplement or any post-effective amendment thereto has become effective;

(f)  provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities no later than the effective date of the applicable Registration Statement;

(g)  promptly notify in writing the Holders and the sales or placement agent, if any, therefor when such Registration Statement or related Prospectus or Free Writing Prospectus or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective;

(h)  (i) other than during a Suspension Period, prepare and file with the Commission such amendments and supplements to each Registration Statement as may be necessary to comply with the provisions of the Securities Act, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; (ii) other than during a Suspension Period, cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) comply, as to itself,  with the provisions of the Securities Act and the Exchange Act and any applicable securities exchange or other recognized trading market with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; and (iv) provide additional information related to each Registration Statement as is reasonable and requested by, and to the extent reasonable, obtain any required approval necessary from, the Commission or any federal or state governmental authority;

(i)  within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

(j)  use its commercially reasonable efforts to take all other actions necessary or customarily taken by issuers to effect the registration of the Registrable Securities contemplated hereby; and reasonably cooperate with the Holders to the extent customary in a Holder’s sale of such Registrable Securities.

Section 3.  Registration Expenses.  All Registration Expenses shall be borne by the Company.  All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders of such Registrable Securities (it being understood that where Selling Expenses are not directly attributable to a Holder, such Selling Expenses shall be borne by the applicable Holders pro rata on the basis of the number of Registrable Securities sold).

Section 4.  Indemnification; Contribution.

(a)  The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, members, partners, agents and employees and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act (each such party other than each Holder, the “Holder Parties”) , to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, expenses and actions to which they or any of them may become subject insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, the Disclosure Package, or any preliminary, final or summary Prospectus or Free Writing Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action (whether or not the indemnified party is a party to any proceeding); provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises (i) out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein including, without limitation, any notice and questionnaire (including, for the avoidance of doubt, Exhibit A hereto), or (ii) out of sales of Registrable Securities made during a Suspension Period after notice is given pursuant to Section 1(c) hereof.

(b)  Each Holder severally (and not jointly) agrees to indemnify and hold harmless the Company, its affiliates and each of their respective officers, directors, members, partners, agents and employees (each such party other than the Company, the “Company Parties”) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, in the Disclosure Package or any Free Writing Prospectus, preliminary, final or summary Prospectus included in any such Registration Statement, or in any amendment thereof or supplement thereto (collectively, “Disclosure Documents”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that any such untrue statement or alleged untrue statement or omission or alleged omission (if the losses, claims, damages or liabilities arise in connection with Disclosure Documents first disseminated by the Company) is contained in any written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 4(b) shall be limited to the net proceeds received by such Holder in the offering to which such Registration Statement, Disclosure Package, Prospectus or Free Writing Prospectus relates.

(c)  Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such action and such failure results in material prejudice to the indemnifying party and forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the indemnifying party’s rights in the prior sentence, the indemnified party shall have the right to employ its own single counsel (and one local counsel), but the indemnified party shall bear the fees, costs and expenses of such separate counsel unless the use of only one firm of attorneys would be inappropriate due to a conflict of interest.  An indemnifying party shall not be liable under this Section 4 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to in writing by such indemnifying party. No indemnifying party, in the defense of any claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement or compromise includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)  In the event that the indemnity provided in Section 4(a) or Section 4(b) above is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an indemnified party with respect to any loss, claim, damage, liability, expense or action referred to herein, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received from the offering of the Preferred Shares and the Common Shares, as applicable, and relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 4(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 4(d), no Person guilty of fraud or fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraud or fraudulent misrepresentation.  For purposes of this Section 4, each Holder Party shall have the same rights to contribution as the Holder to which it relates, and each Company Party shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 4(d).

(e)  The provisions of this Section 4 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder of Registrable Securities or the Company or any of the officers, directors, members, partners, agents and employees or affiliates referred to in this Section 4, and will survive the transfer of Registrable Securities.

Section 5.  Sale of Registrable Securities.  a)It shall be a condition precedent to the obligations of the Company to include Registrable Securities of any Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall timely furnish to the Company (as a condition precedent to such Holder’s participation in such registration) its Selling Holder Information in accordance with the terms hereof.  Each selling Holder shall (and it shall be a condition precedent to the obligation of the Company to include Registrable Securities of such Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall) timely provide the Company with such information as may be reasonably requested to enable or assist the Company to, or as may be otherwise required to, (x)  prepare a supplement or post-effective amendment to any Shelf Registration or a supplement to any Prospectus relating to such Shelf Registration or (y) otherwise comply with this Agreement.  Without limiting the generality of the foregoing, each selling Holder shall (and it shall be a condition precedent to the obligation of the Company to include Registrable Securities of such Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall) timely furnish all information required to be disclosed in order to make the information previously furnished to the Company by such Holders not contain a material misstatement of fact or necessary to cause any Disclosure Documents not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.  Each selling Holder shall (and it shall be a condition precedent to the obligation of the Company to include Registrable Securities of such Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall) comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and disposition of Registrable Securities.

(b)  Each Holder shall (and it shall be a condition precedent to the obligation of the Company to include Registrable Securities of such Holder in any Registration Statement or Prospectus, as the case may be, that such Holder shall) promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in any Disclosure Documents untrue in any material respect or that requires the making of any changes in any Disclosure Documents so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Disclosure Documents.

Section 6.  Private Sale and Legends.

(a)  The Company agrees that nothing in this Agreement shall prohibit the Holders, at any time and from time to time, from selling or otherwise transferring Registrable Securities pursuant to a private sale or other transaction which is compliant with and not registered pursuant to the Securities Act.

(b)  The Holders acknowledge that the certificate, general statement or other such instruments representing the Registrable Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates or general statements):

THIS SHARE OF COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THIS SHARE OF COMMON STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.
REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.
AGREES FOR THE BENEFIT OF QUINPARIO ACQUISITION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Section 7.  Rule 144 and Rule 144A.  With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act (“Rule 144” and “Rule 144A”) and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration, the Company covenants that it will (i) use its commercially reasonable efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if reasonably available with respect to resales of the Registrable Securities under the Securities Act, at all reasonable times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission.

Section 8.  Transfer of Registration Rights.  The rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement by delivering to the Company a duly executed joinder agreement in the form attached hereto as Exhibit B; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

Section 9.  Amendment, Modification and Waivers.

(a)  Amendment.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the Registrable Securities.

(b)  Effect of Waiver.  No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure of any party to enforce any provision hereof operate or be construed as a waiver of such provision or of any other provision hereof and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.  No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

Section 10.  Miscellaneous; Remedies; Specific Performance.

(a)  Grant of Other Registration Rights.  From time to time, the Company may grant registration rights to any other holder or prospective holder of any of the capital stock of the Company.  For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission one or more registration statements relating to an offering of any such capital stock pursuant to the terms of registration rights held by such holders or prospective holders or from filing amendments to registration statements filed prior to the date of this Agreement.

(b)  Specific Performance.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for, and seek from any such court, specific performance and/or injunctive relief (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies available under this Agreement or otherwise.

(c)  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party shall assign any of its rights or obligations hereunder without the prior written consent of the other party, except that the right to cause the Company to register Registrable Securities hereunder may be assigned (but only with all related obligations) by a Holder, in compliance with all applicable securities laws, to a transferee who acquires all or any part of such Holder’s Registrable Securities from the Holder, as long as such transferee agrees in writing to be bound by the provisions of this Agreement by duly executed Joinder Agreement in the form attached hereto as Exhibit B.

(d)  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without prohibiting or invalidating the remainder of this Agreement.

(e)  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(f)  Descriptive Headings; Interpretation; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa.  Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof.  The words “include,” “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation.”  The use of the words “or,” “either” or “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time.  All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(g)  Governing Law.  This Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York.

(h)  Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) sent by facsimile to the recipient, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid).  Such notices, demands and other communications shall be sent to the Company at the address set forth below and to any Holder of Registrable Securities at the address set forth on the signature page hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

If to the Company:

Quinpario Acquisition Corp.
12935 N. Forty Dive, Suit 201
St. Louis, MO  63141
Attention: General Counsel
Facsimile: (775) 206-7966

With a copy to:

Olshan Frome Wolosky LLP
65 East 55th Street
New York, NY 10022
Attention: Robert H. Friedman
Facsimile: (212) 451-2222

If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(i)  Delivery by Facsimile.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other electronic means, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(j)  Waiver of Jury Trial.  Each of the parties to this Agreement hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement.  The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims and all other common law and statutory claims.  Each party hereto acknowledges that this waiver is a material inducement to enter into this Agreement, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings.  Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10(j) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

(k)  Arm’s Length Agreement.  Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law.

(l)  Sophisticated Parties; Advice of Counsel.  Each of the parties to this Agreement specifically acknowledges that (i) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (ii) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

(m)  Entire Agreement.  This Agreement, (together with the schedules and exhibits attached hereto, and any certificates, documents, instruments and writings that are delivered pursuant hereto), and the Subscription Agreement constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and thereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(n)  Attorneys’ Fees.  In the event of litigation or other proceedings in connection with or related to this Agreement, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys’ fees and expenses of investigation in connection with such litigation or proceeding.

(o)  Certification.  Within 10 Business Days following receipt of a written request from the Company by any Holder (which request shall not be made more than twice in any calendar year), such Holder shall certify to the Company whether or not such Holder continues to hold Registrable Securities (the “Certification”).  If a Holder fails to provide the Certification within the 10 Business Day period referred to in the immediately preceding sentence, the Company reserves the right, in its sole discretion, to remove such Holder’s Registrable Securities from a Registration Statement.

(p)  Free Writing Prospectus Consent.  No Holder shall use a Free Writing Prospectus without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  For the avoidance of doubt, the Company shall not be responsible or liable for any breach by any Holder that has not obtained such prior written consent.

(q)  No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

(r)  Termination.  The obligations of the Company and of any Holder, other than those obligations contained in Section 4, shall terminate with respect to the Company and such Holder as soon as such Holder no longer holds any Registrable Securities.

(s)  No Third-Party Beneficiaries or Other Right.  Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder or any remedies hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 11.  Definitions.”  Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.

“Agreement” has the meaning specified in the first paragraph hereof.

“Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

“Certification” has the meaning specified in Section 10(o).

“Closing Date” has the meaning specified in Section 1(a).

“Commission” means the United States Securities and Exchange Commission or any successor governmental agency.

“Common Shares” has the meaning specified in the second paragraph hereof.

“Company” has the meaning specified in the first paragraph hereof.

“control” (including the terms “controlling,” “controlled by” and “under common control with”) means, unless otherwise noted, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise.

“Counsel to the Holders” means, one counsel (and one local counsel) selected from time to time by the Holders of a majority of the Registrable Securities.

“Cut Back Shares” has the meaning specified in Section 1(d).

“Disclosure Documents” has the meaning specified in Section 4(b).

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Effectiveness Deadline” has the meaning specified in Section 1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Filing Deadline” has the meaning specified in Section 1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Grace Period” has the meaning specified in Section 1(b).

“Holder” and “Holders” have the meanings specified in the first paragraph hereof.

“Investors” has the meaning specified in the first paragraph hereof.

“Issuer Free Writing Prospectus” means an “issuer free writing prospectus” under Rule 433 promulgated under the Securities Act.

“Losses” has the meaning specified in Section 4(d).

“Material Event Period” has the meaning specified in Section 1(b)

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity.

“PIPE Transactions” has the meaning specified in the second paragraph hereof.

“Plan of Distribution” has the meaning specified in Section 1(a).

“Preferred Shares” has the meaning specified in the second paragraph hereof.

“Prospectus” means the prospectus used in connection with a Registration Statement and any amendments or supplements thereto.

“Subscription Agreement” has the meaning specified in the second paragraph hereof.

“Purchase Amount” has the meaning specified in Section 1(b).

“Registrable Securities” means, at any time, any Preferred Shares and the Underlying Common (as defined in the Subscription Agreement) and the Common Shares  acquired in the PIPE Transactions; provided, however, that, as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (u) the date that is one year from the Closing Date; (v) the date on which such securities are disposed of pursuant to an effective registration statement under the Securities Act; (w) the date on which such securities are disposed of pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act (or by similar provision under the Securities Act); (x) the date on which such securities may no longer be deemed “restricted securities” as defined in Rule 144(a)(3) under the Securities Act; (y) with respect to the Registrable Securities held by any Holder, any time that such Holder is permitted sell such Registrable Securities under Rule 144(b)(1) (or by similar provision under the Securities Act); and (z) the date on which such securities cease to be outstanding. For the purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitation upon the exercise of such right), whether or not such acquisition has been effected.

“Registration Expenses” means all expenses arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including, without limitation, (i) Commission, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses in connection with effecting registration, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company, (v) the fees and expenses incurred in connection with the quotation of Registrable Securities on any inter-dealer quotation system and (vi) the reasonable fees, charges and disbursements of Counsel to the Holders, including, for the avoidance of doubt, any expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus hereunder up to a maximum aggregate amount of $25,000.

“Registration Notice” has the meaning specified in Section 1(a).

“Registration Statement” means any registration statement filed hereunder.

“Rule 144A” has the meaning specified in Section 8.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“SEC Comments” has the meaning specified in Section 1(a).

“SEC Restrictions” has the meaning specified in Section 1(d).

“Selling Expenses” means any underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Holders and legal expenses of the Holders regarding the PIPE Transactions.

“Selling Holder Information” has the meaning specified in Section 1(a).

“Shelf” has the meaning specified in Section 1(a).

“Shelf Amendment” has the meaning specified in Section 1(a).

“Shelf Amendment Notice” has the meaning specified in Section 1(a).

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Registered Securities” means, as of any time, any Registrable Securities whose offer and sale is at such time registered pursuant to a then effective Shelf Registration filed hereunder.

“Shelf Term” has the meaning specified in Section 1(a).

“Suspension Period” has the meaning specified in Section 1(c).

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

QUINPARIO ACQUISITION CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Holder Name: _________________

By:
Name:
Title:

Address for Notices:

Facsimile:
Attention:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

EXHIBIT A

EXHIBIT B